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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-07292________________________

North American Government Bond Fund, Inc.

(Exact name of registrant as specified in charter)

40 West 57th Street, 18th Floor New York, New York	10019
(Address of principal executive offices)	(Zip code)

R. Alan Medaugh, President

ISI, Inc.            40 West 57th Street, 18th Floor            New York, New York 10019

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 446-5600

Date of fiscal year end:         October 31, 2009

Date of reporting period:       October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ISI	International Strategy & Investment
ANNUAL REPORT October 31, 2009
TOTAL RETURN US TREASURY FUND, INC. MANAGED MUNICIPAL FUND, INC. NORTH AMERICAN GOVERNMENT BOND FUND, INC. ISI STRATEGY FUND, INC.

ISI Funds Annual Report — Table of Contents

Investment Advisor’s Message	1
Management Discussion of Fund Performance	3
Performance Comparison	10
Shareholder Expense Examples	18
Portfolio Profiles	20
Schedule of Investments	21
Statements of Assets and Liabilities	34
Statements of Operations	37
Statements of Changes in Net Assets	39
Financial Highlights	44
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	58
Fund Directors and Officers	59
Notice to Shareholders	61
Investment Advisory Agreement Approval	62

Investment Advisor’s Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the ISI Funds. This report covers the 12-month reporting period ended October 31, 2009 and includes commentary from the Funds’ portfolio managers at International Strategy & Investment, Inc. (“ISI”) (see Management Discussion of Fund Performance that follows this letter for more details), a complete list of holdings and the financial statements.

Stocks recorded a positive return for the last fiscal year and a small positive return for the last five years. For example, the Dow Jones Wilshire 5000 Index was +11.36% for the last fiscal year and averaged  +1.06% for the past five years. US Treasury securities recorded positive returns over the last fiscal year and were up over the last five years. For example, the Barclays Capital Treasury Index was +6.33% for the past fiscal year and averaged +5.03% for the past five years. Top quality municipal indices were also up for the last fiscal year and for the last five years. For example, the Barclays Capital General Obligation Bond Index was +12.02% for the past fiscal year and averaged +4.34% for the past five years. The following is a summary of Fund performance during the reporting period. These performance figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges.

During the year ended October 31, 2009, Total Return US Treasury Fund and North American Government Bond Fund continued their policy of paying dividends at a fixed rate, which resulted in dividends consisting of net investment income, short-term capital gains, and long-term capital gains.

Total Return US Treasury Fund’s investment objective is to achieve a high level of total return with relative stability of principal, and secondarily, high current income consistent with an investment in securities issued by the United States Treasury. For the reporting period, the Fund produced a one-year total return of +9.05% and a five-year average annual total return of +4.88%. From its inception on August 10, 1988 through October 31, 2009, the Fund has posted a cumulative total return of +319.02%, which translates into an average annual total return of +6.98%. The Fund’s net assets totaled $112.30 million at the end of the reporting period.

Managed Municipal Fund’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. For the reporting period, the Fund produced a one-year total return of +10.68% and a five-year average annual total return of +3.40%. From its inception on February 26, 1990 through October 31, 2009, the Fund has posted a cumulative total return of +181.13%, which translates into an average annual total return of +5.39%. The Fund’s net assets totaled $100.92 million at the end of the reporting period.

North American Government Bond Fund’s investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed income securities issued or guaranteed by the governments of the United States, Canada and Mexico. For the reporting period, the ISI Class A Shares produced a one-year total return of +9.80% and a five year average annual total return of +5.45%. From its

1

Investment Advisor’s Message (continued)

inception on January 15, 1993, through October 31, 2009, the ISI Class A Shares have posted a cumulative total return of +161.84%, which translates into an average annual total return of +5.90%. For the reporting period, the ISI Class C Shares produced a one-year total return of +8.97% and a five year average annual total return of +4.75%. From its inception on May 16, 2003, through October 31, 2009, the ISI Class C Shares have posted a cumulative total return of +26.39%, which translates into an average annual total return of +3.69%. The Fund’s net assets totaled $157.47 million at the end of the reporting period.

ISI Strategy Fund has an investment objective of maximizing total return through a combination of long-term growth of capital and current income by actively allocating the Fund’s assets between common stocks of US issuers and US Treasury securities. For the reporting period, the Fund produced a one-year total return of +11.84% and a five-year average annual total return of +1.84%. From its inception on September 16, 1997 through October 31, 2009, the Fund has posted a cumulative total return of +48.99%, which translates into an average annual total return of +3.34%. The Fund’s net assets totaled $53.73 million at the end of the reporting period.

We would like to welcome new investors to the ISI Funds and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,
R. Alan Medaugh
President
November 16, 2009

The performance numbers stated above do not include a deduction for the maximum sales charge (3.00%) or maximum deferred sales charge, as applicable to each Fund. If the maximum sales charge or maximum deferred sales charge (as applicable) was deducted for each Fund the stated performance numbers would be lower. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance of a Fund, please call (800) 882-8585. The total annualized operating expense ratios of the Funds as of October 31, 2009 were as follows: Total Return US Treasury Fund, Inc. – 0.80%; Managed Municipal Fund, Inc.- 0.97%; North American Government Bond Fund, Inc. – Class A – 1.13%; North American Government Bond Fund, Inc. – Class C – 1.76%  and ISI Strategy Fund, Inc. – 1.10%. The operating expense ratios may vary over time.

2

Management Discussion of Fund Performance (Unaudited)

Total Return US Treasury Fund

This fiscal year, the US Treasury market based its movement on the unfolding global financial crisis which was set in motion by a series of company bankruptcies and home mortgage defaults. The volatility in the financial markets was heightened by the Presidential election and the subsequent change in Administration. The safe haven value of Treasuries was magnified in the early part of the fiscal year. As the global coordinated response to the crisis began to calm the financial markets, other markets rallied and Treasuries rose in yield. The Fund’s managed duration approach meant the portfolio’s maturity was reduced as the crisis eased. As a result, the duration was reduced from 7.5 years to 4.7 years. By comparison, the Treasury market at the close of the year was 5.2 years.

3

Management Discussion of Fund Performance (Unaudited) (continued)

Managed Municipal Fund

The financial crisis also affected the municipal market. Yields were at their highest levels as the financial crisis moved through the first part of the fiscal year. Since February, rates have been in a trading range based on factors such as new issue supply. Please see chart below.

Further, the financial crisis has affected the credit quality spreads. The yield spread between medium quality BBB general obligation bonds versus AAA general obligation bonds was at its widest when the financial crisis peaked (357 bps on 2/18/09), as investors were seeking the safe haven of AAA municipals. Since then, the spread has narrowed, but is still higher than where it was prior to the start of the crisis. Please see chart on next page.

4

Management Discussion of Fund Performance (Unaudited) (continued)

The Fund’s average duration fell as market yields came down even though the Fund’s purchase program focused on longer maturities. The cause was the 10-year call feature in most long maturity municipals. This comes into effect when new issue rates fall below the bond’s coupon rate. As a result, the duration fell from 6.7 years to 5.1 years during the fiscal year.

5

Management Discussion of Fund Performance (Unaudited) (continued)

North American Government Bond Fund

The Fund’s US Treasury section followed a duration management strategy similar to that of the Total Return US Treasury Fund. The Fund’s duration was reduced as the year proceeded. Both the Canadian dollar and the Mexican peso came under pressure early in the fiscal year. The financial crisis, while it helped the Treasury section of the Fund, hurt the Canadian and Mexican currencies. Both currencies bottomed against the dollar in February/March 2009, i.e. a U.S. dollar purchased over 1.25 Canadian dollars and over 15.0 Mexican pesos. The Canadian dollar rallied significantly so that by the end of the fiscal year it was much better versus the U.S. dollar than at the beginning of the fiscal year. The peso improved from its lowest levels in the post-crisis environment, but was still somewhat below where it began the fiscal year. Please see charts below, noting that each graph depicts the number of currency units one U.S. dollar purchases. In the case of the Canadian dollar, the fiscal year began with the U.S. dollar buying 1.22 Canadian dollars and ended the fiscal year buying only 1.08 Canadian dollars. The Canadian dollar rallied versus the U.S. dollar. The Fund actively manages the proportion of the funds held in Canadian and Mexican currency-denominated government bonds. This fiscal year the proportion in Canadian dollars generally exceeded that in Mexican pesos. For example, at the beginning of the fiscal year, the Fund held 13.5% in Canada and 6.8% in Mexico. At the end of the fiscal year, the proportion was 18.5% in Canada and 7.3% in Mexico.

6

Management Discussion of Fund Performance (Unaudited) (continued)

7

Management Discussion of Fund Performance (Unaudited) (continued)

ISI Strategy Fund

This fiscal year, the Treasury bond section and the equity section performance was roughly the same at +10.40%. The pattern of the performance for the sectors, however, was opposite during the fiscal year. Treasuries rallied shortly as the crisis took on momentum early in the fiscal year. From the turn of the calendar year, Treasuries have moved up in yield, down in price. The equity market by contrast took a hard hit from the crisis early in the fiscal year, bottoming in early March. As the crisis eased, the market put on a major rally. Please see the 10-year Treasury yield chart and the price chart on the Wilshire 5000 Index below.

8

Management Discussion of Fund Performance (Unaudited) (continued)

At the beginning of the fiscal year, the Fund held roughly 80% in equities and 20% in bonds. As the crisis unfolded, our asset allocation kept the equity proportion from falling much below 78% (even though the stock market fell much more than that), expecting that stocks had the longer term capacity to rally. From the lows, the asset allocation has increased equities to the higher 80’s. At the end of the fiscal year, the proportion in stocks was roughly 87% while bonds were down to 13%. The present yield advantage lies with stocks over Treasuries. As reference, please see the S&P dividend yield versus the yield on a 2-year Treasury on the chart below.

9

Total Return US Treasury Fund – Performance Comparison1 (Unaudited)

Total Return US Treasury Fund – ISI Shares, Barclays Capital Treasury Index, Barclays
Capital Intermediate Treasury Index and Barclays Capital Long-Term Treasury Index:
Value of a $10,000 Investment (for 10 Years ended October 31, 2009)

10

Total Return US Treasury Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Load)					Average Annual Total Returns (With Load)
Periods Ended October 31, 2009	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
Total Return US Treasury Fund	5.74%	15.83%	23.03%	73.28%	306.42%	5.74%	5.02%	4.23%	5.65%	6.83%
Barclays Capital Treasury Index3	6.33%	21.36%	27.85%	82.44%	344.96%	6.33%	6.66%	5.03%	6.20%	7.32%
Barclays Capital Intermediate Treasury Index3	5.09%	20.84%	26.01%	71.49%	293.39%	5.09%	6.51%	4.73%	5.54%	6.69%
Barclays Capital Long-Term Treasury Index3	11.25%	23.20%	33.94%	111.76%	519.61%	11.25%	7.21%	6.02%	7.79%	8.99%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge. Distributions of the Fund’s capital gains and non-US Treasury income may be subject to state and local taxes. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each US Treasury sector. Currently the Fund’s weighted average maturity is approximately 6.35 years.

2	The Fund’s inception date is August 10, 1988. Benchmark returns are for the periods beginning August 31, 1988.

3
The Barclays Capital Treasury Index is an unmanaged index reflecting the performance of all public Treasury obligations and does not focus on one particular segment of the Treasury market. The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. The Barclays Capital Long-Term Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the long-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

11

Managed Municipal Fund – Performance Comparison1 (Unaudited)

Managed Municipal Fund, Barclays Capital General Obligation Index,
Barclays Capital Prerefunded Municipal Bond Index and Consumer Price Index:
Value of a $10,000 Investment (for 10 Years ended October 31, 2009)

12

Managed Municipal Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Load)					Average Annual Total Returns (With Load)
Periods Ended October 31, 2009	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
Managed Municipal Fund	7.33%	8.27%	14.63%	55.41%	172.67%	7.33%	2.69%	2.77%	4.51%	5.23%
Barclays Capital General Obligation Bond Index3	12.02%	15.29%	23.67%	73.11%	229.34%	12.02%	4.86%	4.34%	5.64%	6.25%
Barclays Capital Prerefunded Municipal Bond Index3	7.89%	16.64%	21.96%	59.60%	186.92%	7.89%	5.27%	4.05%	4.79%	5.50%
Consumer Price Index4	-0.23%	7.55%	13.69%	29.03%	40.01%	-0.23%	2.46%	2.60%	2.58%	1.73%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge. Distributions of the Fund’s income and capital gains may be subject to state and local taxes.

2	The Fund’s inception date is February 26, 1990. Benchmark returns are for the periods beginning February 28, 1990.

3
The Barclays Capital General Obligation Index is an unmanaged index reflecting general municipal bond market performance. The Barclays Capital Prerefunded Municipal Bond Index, an unmanaged index, is a subcomponent of the general Barclays Capital Municipal Bond Index, and contains only bonds from that index that have been prerefunded or escrowed to maturity. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

4	The Consumer Price Index is a widely used measure of inflation.

13

North American Government Bond Fund – Performance Comparison1 (Unaudited)

North American Government Bond Fund - ISI Class A Shares, Barclays Capital Intermediate
Treasury Index, Barclays Capital Emerging Americas Index: Mexico Section / Citigroup US
Broad Investment-Grade Bond Index Mexico Sector / Barclays Capital Global
Aggregate Index: Mexico Section and Consumer Price Index:
Value of a $10,000 Investment (for 10 Years ended October 31, 2009)

14

North American Government Bond Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Load)					Average Annual Total Returns (With Load)
Periods Ended October 31, 2009	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
North American Government Bond Fund - ISI Class A Shares	6.55%	14.22%	26.44%	78.67%	153.96%	6.55%	4.53%	4.80%	5.98%	5.71%
North American Government Bond Fund - ISI Class C Shares3	7.97%	15.41%	26.12%	—	26.39%	7.97%	4.89%	4.75%	—	3.69%
Barclays Capital Intermediate Treasury Index4	5.09%	20.84%	26.01%	71.49%	150.81%	5.09%	6.51%	4.73%	5.54%	5.64%
Barclays Capital Emerging Americas Index: Mexico Section / Citigroup US Broad Investment- Grade Bond Index Mexico Sector / Barclays Capital Global Aggregate Index: Mexico Section5	42.82%	17.02%	33.17%	148.79%	389.66%	42.82%	5.38%	5.90%	9.54%	9.95%
Consumer Price Index6	-0.23%	7.55%	13.69%	29.03%	57.27%	-0.23%	2.46%	2.60%	2.58%	2.74%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes sales charges, if applicable. ISI Class A shares have a maximum 3.00% sales charge. ISI Class C Shares have a maximum 1.00% contingent deferred sales charge in the first year, which is eliminated thereafter.

2	ISI Class A Shares inception date is January 15, 1993. Benchmark returns are for the periods beginning January 31, 1993.

3
ISI Class C Shares inception date is May 16, 2003. Cumulative and annualized returns for the Barclays Capital Intermediate Treasury Index from May 31, 2003 through October 31, 2009 were 28.67% and  4.01%, respectively.

4
The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

5
Reflects the performance of the Barclays Capital Emerging Americas Index: Mexico Section through October 31, 2004 and the Citigroup US Broad Investment-Grade Bond Index Mexico Sector from that date through October 31, 2006 and the Barclays Capital Global Aggregate Index: Mexico from October 31, 2006 through October 31, 2009. The Barclays Capital Emerging Americas Index: Mexico Section has been discontinued. Barclays Capital Emerging Americas Index: Mexico Section was an unmanaged sub-index of the Barclays Capital Emerging Americas Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Citigroup US Broad Investment-Grade Bond Index Mexico Sector is an unmanaged sub-index of the Citigroup US Broad Investment-Grade Bond Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Barclays Capital Global Aggregate Index: Mexico Section is an unmanaged sub-index of Barclays Capital Global Aggregate Index which provides broad-based measure of global investment-grade fixed income markets. The Mexico Section reflects the US dollar performance of selected Mexican government peso-denominated debt instruments with maturities of one year or more. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

6	The Consumer Price Index is a widely used measure of inflation.

15

ISI Strategy Fund – Performance Comparison1 (Unaudited)

ISI Strategy Fund, Wilshire 5000 (Full Cap) Index, Consumer Price Index and Lipper Flexible Portfolio Funds Average: Value of a $10,000 Investment (for 10 Years ended October 31, 2009)

16

ISI Strategy Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Load)					Average Annual Total Returns (With Load)
Periods Ended October 31, 2009	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
ISI Strategy Fund	8.46%	-14.20%	6.25%	14.15%	44.51%	8.46%	-4.98%	1.22%	1.33%	3.08%
Wilshire 5000 (Full Cap) Index3	11.36%	-18.39%	5.41%	0.57%	123.07%	11.36%	-6.55%	1.06%	0.06%	6.86%
Consumer Price Index4	-0.23%	7.55%	13.69%	29.03%	185.48%	-0.23%	2.46%	2.60%	2.58%	9.07%
Lipper Flexible Portfolio Funds Average5	19.70%	-3.16%	19.55%	25.24%	77.46%	19.70%	-1.07%	3.64%	2.28%	4.86%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge.

2	The Fund’s inception date is September 16, 1997. Benchmark returns are for the periods beginning September 30, 1997.

3
The Wilshire 5000 (Full Cap) Index is an unmanaged index that represents the broadest measure of the US equity market. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

4	The Consumer Price Index is a widely used measure of inflation.

5
Lipper figures represent the average total returns by all mutual funds designated by Lipper as falling into the category indicated. The Lipper Flexible Portfolio Funds category includes funds that allocate their investment across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return.

17

Shareholder Expense Examples (Unaudited)

As a shareholder of the Funds, you may incur two types of cost; (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, Rule 12b-1 distribution/shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2009) and held for the entire period (October 31, 2009).

Actual Expenses – “Actual Return” in the following table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” column to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – “Hypothetical Returns” in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of each Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, “Hypothetical Returns” in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

18

Shareholder Expense Examples (Unaudited) (continued)

Total Return US Treasury Fund
	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expenses Paid During Period(1)	Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,002.40	$4.04	0.80%
Based on Hypothetical 5% Return	$1,000.00	$1,021.17	$4.08	0.80%
Managed Municipal Fund
	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expenses Paid During Period(1)	Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,017.40	$4.93	0.97%
Based on Hypothetical 5% Return	$1,000.00	$1,020.32	$4.94	0.97%
North American Government Bond Fund - Class A
	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expenses Paid During Period(1)	Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,024.10	$5.82	1.14%
Based on Hypothetical 5% Return	$1,000.00	$1,019.46	$5.80	1.14%
North American Government Bond Fund - Class C
	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expenses Paid During Period(1)	Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,019.50	$9.01	1.77%
Based on Hypothetical 5% Return	$1,000.00	$1,016.28	$9.00	1.77%
ISI Strategy Fund
	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expenses Paid During Period(1)	Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,154.40	$5.70	1.05%
Based on Hypothetical 5% Return	$1,000.00	$1,019.91	$5.35	1.05%

(1)
Equals the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 to reflect the half-year period.

19

Portfolio Profiles (Unaudited)

Portfolio Profiles (as a % of Net Assets)	October 31, 2009

Total Return US Treasury Fund
US Treasury Obligations	97.71%
Repurchase Agreements	1.40%
Other Assets and Liabilities	0.89%
100.00%

Managed Municipal Fund
Aaa Municipal Obligations*	70.34%
Aa Municipal Obligations*	23.81%
US Treasury Obligations	0.50%
Repurchase Agreements	4.49%
Other Assets and Liabilities	0.86%
100.00%
* Ratings are based on Moody’s Investors, Inc.

North American Government Bond Fund
Canadian Securities	18.45%
Mexican Securities	7.28%
US Treasury Obligations	72.04%
Repurchase Agreements	1.00%
Other Assets and Liabilities	1.23%
100.00%

ISI Strategy Fund
Consumer Discretionary	9.78%
Consumer Staples	9.75%
Energy	8.75%
Financials	12.35%
Health Care	11.57%
Industrials	7.68%
Information Technology	17.59%
Materials	3.76%
Telecommunication Services	3.05%
Utilities	2.50%
US Treasury Obligations	12.31%
Repurchase Agreements	0.82%
Other Assets and Liabilities	0.09%
100.00%

20

Total Return US Treasury Fund

Schedule of Investments	October 31, 2009

Security	Interest Rate	Maturity Date	Principal Amount	Market Value
US TREASURY OBLIGATIONS - 97.71%
US Treasury Notes	3.625%	01/15/10	$2,000,000	$2,014,688
US Treasury Notes	2.000%	02/28/10	9,800,000	9,862,406
US Treasury Notes	2.125%	04/30/10	6,000,000	6,059,298
US Treasury Notes	2.625%	05/31/10	4,600,000	4,665,228
US Treasury Notes	2.875%	06/30/10	16,000,000	16,281,888
US Treasury Notes	1.250%	11/30/10	10,700,000	10,796,557
US Treasury Notes	4.250%	11/15/17	7,500,000	8,063,093
US Treasury Notes	3.750%	11/15/18	6,370,000	6,569,069
US Treasury Bonds	8.125%	08/15/19	12,000,000	16,672,500
US Treasury Bonds	8.750%	08/15/20	11,300,000	16,483,875
US Treasury Bonds	7.875%	02/15/21	1,000,000	1,387,657
US Treasury Bonds	6.375%	08/15/27	8,500,000	10,864,071

Total US Treasury Obligations (Cost $109,505,944)				$109,720,330

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 1.40%
JPMorgan Chase, N.A.
Dated 10/30/09, 0.01%, principal and interest in the amount of $1,573,001 due 11/02/09, collateralized by US Treasury Inflation-Protected Notes, par value of $1,455,000, due 01/15/16 and 07/15/19 with a combined value of $1,609,956 (Cost $1,573,000)	$1,573,000	$1,573,000

Total Investments - 99.11% (Cost $111,078,944) *		$111,293,330
Other Assets in Excess of Liabilities - 0.89%		1,002,165
Net Assets - 100.00%		$112,295,495

*	Cost for Federal income tax purposes is $111,078,944 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$942,070
Gross Unrealized Depreciation	(727,684)
Net Unrealized Appreciation	$214,386

See Notes to Financial Statements.

21

Managed Municipal Fund

Schedule of Investments	October 31, 2009

	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P) 1	Principal Amount	Market Value

Security
MUNICIPAL BONDS - 94.15%
General Obligation - 60.35%
Alexandria, VA, Capital Improvements	4.250%	06/15/21	Aaa/AAA	$3,300,000	$3,430,911
Arlington County, VA, State Aid Withholding	4.500%	01/15/28	Aaa/AAA	2,000,000	2,035,460
Dallas, TX	4.000%	02/15/16	Aa1/AA+	2,450,000	2,524,652
Delaware State, Series A	4.200%	01/01/20	Aaa/AAA	1,675,000	1,711,582
Delaware State, Series B	3.250%	01/01/21	Aaa/AAA	2,000,000	1,984,200
Du Page County, IL, Jail Project	5.600%	01/01/21	Aaa/AAA	1,600,000	1,842,576
Florida State, Board of Education, Public Education, Series I	4.125%	06/01/21	Aa1/AAA	3,000,000	3,043,260
Georgia State, Series B	3.000%	04/01/27	Aaa/AAA	1,000,000	878,260
Georgia State, Series G	4.125%	10/01/23	Aaa/AAA	2,000,000	2,062,760
Gwinnett County, GA, School District	5.000%	02/01/36	Aaa/AAA	1,500,000	1,584,480
Henrico County, VA, Public Improvements	4.250%	07/15/24	Aaa/AAA	2,830,000	2,914,306
Maryland State, Capital Improvements, Series A	4.000%	02/15/20	Aaa/AAA	4,000,000	4,159,440
Mecklenburg County, NC, Public Improvements, Series A	4.000%	02/01/20	Aaa/AAA	3,000,000	3,097,980
Mecklenburg County, NC, Public Improvements, Series B	4.000%	03/01/27	Aaa/AAA	1,000,000	1,009,670
Missouri State, Fourth State Building, Series A	4.125%	10/01/19	Aaa/AAA	2,000,000	2,058,440
Montgomery County, MD, Public Improvements, Series A	4.000%	05/01/21	Aaa/AAA	2,450,000	2,504,831
Prince Georges County, MD, Public Improvements	4.125%	07/15/26	Aa1/AAA	2,000,000	2,015,940
Salt Lake City, UT, School District, School Board Guaranty, Series A	4.500%	03/01/20	Aaa/NR	2,240,000	2,324,381
South Carolina State, Highway, Series A	3.000%	08/01/22	Aaa/AA+	1,475,000	1,370,732
South Carolina State, Highway, Series B	5.000%	04/01/19	Aaa/AA+	1,000,000	1,036,440
Tennessee State, Series A	5.000%	05/01/26	Aa1/AA+	500,000	544,465
Tennessee State, Series A	5.000%	05/01/27	Aa1/AA+	2,075,000	2,251,022
Texas, Water Financial Assistance, Series C-1	5.000%	08/01/39	Aa1/AA+	3,515,000	3,670,609
Utah State, Series A	3.000%	07/01/18	Aaa/AAA	1,000,000	1,010,660
Virginia State, Series B	4.250%	06/01/26	Aaa/AAA	2,500,000	2,561,275
Washington State, Series C, Refundable	5.000%	01/01/25	Aa1/AA+	2,000,000	2,182,260

See Notes to Financial Statements.

22

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2009

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P) 1	Principal Amount	Market Value
MUNICIPAL BONDS - 94.15% (continued)
General Obligation - 60.35% (continued)
Washington State, Series F	4.500%	07/01/27	Aa1/AA+	$2,500,000	$2,539,600
Washington, MD, Suburban Sanitation District, Water Supply	4.250%	06/01/26	Aaa/AAA	2,500,000	2,561,275
					$60,911,467
Prerefunded Issues2 - 14.57%
Cary, NC, 03/01/11 @ 102	5.000%	03/01/18	Aaa/AAA	$2,000,000	$2,157,980
Chesterfield County, VA, 01/15/10 @ 100	5.625%	01/15/14	Aaa/AAA	1,350,000	1,365,079
Chesterfield County, VA, 01/15/11 @ 100	5.000%	01/15/20	Aaa/AAA	1,000,000	1,053,620
Florida State, Board of Education, Public Education Capital Outlay, Series A, 06/01/10 @ 101	5.125%	06/01/21	Aaa/AAA	1,000,000	1,038,350
Georgia State, Refundable Balance, Series D, 10/01/10 @ 100	5.000%	10/01/17	Aaa/AAA	390,000	406,466
Guilford County, NC, Series B, 10/01/10 @ 102	5.250%	10/01/16	Aa1/AAA	3,000,000	3,197,100
Gwinnett County, GA, Water & Sewer Authority, 08/01/12 @ 100	5.250%	08/01/24	Aaa/AAA	1,500,000	1,674,165
Minnesota State, 06/01/10 @ 100	5.500%	06/01/18	Aa1/AAA	2,000,000	2,061,180
South Carolina State, State Institutional, Series A, 03/01/10 @ 101	5.300%	03/01/17	Aaa/AA+	1,700,000	1,745,730
					$14,699,670
Revenue - 19.23%
Fairfax County, VA, Water Authority Water Revenue	4.500%	04/01/27	Aaa/AAA	$2,500,000	$2,567,375
Florida, Water Pollution Control Financing, Series A	5.000%	01/15/29	Aaa/AAA	500,000	520,940
Florida, Water Pollution Control Financing, Series A	5.100%	01/15/29	Aaa/AAA	550,000	577,154
Gwinnett County, GA, Water & Sewerage Authority, Series A	4.000%	08/01/28	Aaa/AAA	4,000,000	3,991,960
Kansas State Development Finance Authority, Series DW-1	3.000%	04/01/20	Aaa/AAA	2,865,000	2,781,800
Kansas State Development Finance Authority, Series DW-1	3.125%	04/01/22	Aaa/AAA	2,975,000	2,820,092
Texas, Water Development Board Revenue, State Revolving Fund-Senior Lien, Series A	4.750%	07/15/20	Aaa/AAA	3,000,000	3,003,330

See Notes to Financial Statements.

23

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2009

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P) 1	Principal Amount	Market Value
MUNICIPAL BONDS - 94.15% (continued)
Revenue - 19.23% (continued)
Virginia State Resources Authority Clean Water Revenue	4.500%	10/01/28	Aaa/AAA	$3,000,000	$3,145,560
					$19,408,211

Total Municipal Bonds (Cost $91,547,902)					$95,019,348

US TREASURY OBLIGATIONS - 0.50%
US Treasury Notes (Cost $504,431)	2.125%	04/30/10	—	$500,000	$504,941

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 4.49%
JPMorgan Chase, N.A.
Dated 10/30/09, 0.01%, principal and interest in the amount of $4,531,004 due 11/02/09, collateralized by US Treasury Inflation-Protection Notes, par value of $4,187,000, due 07/15/15 and 07/15/19 with a combined value of $4,625,725 (Cost $4,531,000)	$4,531,000	$4,531,000

Total Investments - 99.14% (Cost $96,583,333) *		$100,055,289
Other Assets in Excess of Liabilities - 0.86%		867,723
Net Assets - 100.00%		$100,923,012

1	Moody’s Municipal Bond Ratings:

Aaa	Judged to be of the best quality.

Aa	Judged to be of high quality by all standards. Issues are sometimes denoted with a 1, 2 or 3, which denote a high, medium or low ranking within the rating.

S&P Municipal Bond Ratings:

AAA	Of the highest quality.

AA	The second strongest capacity of payment of debt services. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

NR	Bond is not rated by this rating organization.

2
Prerefunded:  Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*	Cost for Federal income tax purposes is $96,583,333 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$3,685,432
Gross Unrealized Depreciation	(213,476)
Net Unrealized Appreciation	$3,471,956

See Notes to Financial Statements.

24

North American Government Bond Fund

Schedule of Investments	October 31, 2009

Security	Interest Rate	Maturity Date	Principal Amount1		Market Value
CANADIAN SECURITIES - 18.45%
Canadian Government Bonds	3.750%	06/01/12	CAD	7,500,000	$7,291,717
Canadian Government Bonds	3.500%	06/01/13		3,100,000	2,991,642
Canadian Government Bonds	3.000%	06/01/14		2,270,000	2,138,085
Canadian Government Bonds	4.000%	06/01/17		12,500,000	12,234,215
Canadian Government Bonds	3.750%	06/01/19		4,636,000	4,400,278

Total Canadian Securities (Cost $29,159,677)					$29,055,937

MEXICAN SECURITIES - 7.28%
Mexican Bono 2	9.000%	12/20/12	MXN	31,782,400	$2,562,378
Mexican Bono 2	9.500%	12/18/14		42,100,000	3,469,141
Mexican Bono 2	8.000%	12/17/15		49,017,000	3,777,949
Mexican Bono 2	8.500%	12/13/18		21,130,000	1,647,866

Total Mexican Securities (Cost $12,475,247)					$11,457,334

US TREASURY OBLIGATIONS - 72.04%
US Treasury Notes	1.750%	03/31/10		$500,000	$503,399
US Treasury Notes	2.125%	04/30/10		1,100,000	1,110,871
US Treasury Notes	2.625%	05/31/10		5,000,000	5,070,900
US Treasury Notes	2.875%	06/30/10		23,000,000	23,405,214
US Treasury Notes	1.250%	11/30/10		6,500,000	6,558,656
US Treasury Notes	4.250%	11/15/17		9,500,000	10,213,250
US Treasury Bonds	8.750%	05/15/17		12,800,000	17,658,010
US Treasury Bonds	8.875%	08/15/17		10,300,000	14,365,286
US Treasury Bonds	8.125%	08/15/19		10,500,000	14,588,438
US Treasury Bonds	8.500%	02/15/20		11,000,000	15,719,693
US Treasury Bonds	8.750%	08/15/20		2,300,000	3,355,125
US Treasury Bonds	7.875%	02/15/21		650,000	901,977

Total US Treasury Obligations (Cost $114,511,617)					$113,450,819

See Notes to Financial Statements.

25

North American Government Bond Fund

Schedule of Investments (continued)	October 31, 2009

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 1.00%
JPMorgan Chase, N.A.
Dated 10/30/09, 0.01%, principal and interest in the amount of $1,567,001 due 11/02/09, collateralized by US Treasury Inflation-Protection Note, par value of $1,400,000, due 01/15/16 with a value of $1,600,271 (Cost $1,567,000)	$1,567,000	$1,567,000

Total Investments - 98.77% (Cost $157,713,541) *		$155,531,090
Other Assets in Excess of Liabilities - 1.23%		1,942,268
Net Assets - 100.00%		$157,473,358

CAD  Canadian dollar

MXN  Mexican peso

1	Principal Amount is shown in US dollars unless otherwise noted.

2	Bonos are fixed rate, local currency-denominated coupon bonds issued by the Mexican government.

*	Cost for Federal income tax purposes is $157,713,541 and net unrealized depreciation on a tax basis consists of:

Gross Unrealized Appreciation	$705,586
Gross Unrealized Depreciation	(2,880,424)
Net Unrealized Depreciation	$(2,174,838)

See Notes to Financial Statements.

26

ISI Strategy Fund

Schedule of Investments	October 31, 2009

Security	Shares	Market Value

COMMON STOCKS - 86.78%
Consumer Discretionary - 9.78%
Auto Components - 0.49%
Cooper Tire & Rubber Co.	5,013	$76,498
Johnson Controls, Inc.	3,569	85,370
Tenneco, Inc. *	7,500	102,151
		264,019
Automobiles - 0.09%
Ford Motor Co. *	6,817	47,719

Hotels, Restaurants & Leisure - 1.52%
Burger King Holdings, Inc.	5,013	86,023
Denny’s Corp. *	10,000	22,000
McDonald’s Corp.	10,126	593,485
Pinnacle Entertainment, Inc. *	5,012	42,351
Wendy’s/Arby’s Group, Inc. - Class A	18,700	73,865
		817,724
Household Durables - 0.69%
Fortune Brands, Inc.	5,013	195,257
Harman International Industries, Inc.	602	22,641
Lennar Corp. - Class A	5,012	63,151
Pulte Homes, Inc.	6,744	60,763
Standard Pacific Corp. *	10,000	30,000
		371,812
Internet & Catalog Retail - 0.27%
Expedia, Inc. *	2,550	57,809
NutriSystem, Inc.	4,000	86,080
		143,889
Leisure Equipment & Products - 0.16%
Eastman Kodak Co. *	22,230	83,363

Media - 2.56%
CBS Corp. - Class B	5,313	62,534
Clear Channel Outdoor Holdings, Inc. *	7,017	47,856
Comcast Corp. - Class A	10,800	156,599
DIRECTV Group, Inc. (The) *	4,240	111,512
Gannett Co., Inc.	13,232	129,938

Security	Shares	Market Value

Media - 2.56% (continued)
Interpublic Group of Cos., Inc. *	1,904	$11,462
Liberty Global, Inc. - Class A *	6,516	133,773
Liberty Media Corp. - Entertainment - Series A *	7,519	231,735
Live Nation, Inc. *	5,012	33,380
McGraw-Hill Cos., Inc. (The)	602	17,326
Mediacom Communications Corp. *	11,729	56,065
New York Times Co. (The) - Class A	5,012	39,946
News Corp. - Class A	605	6,970
Sinclair Broadcast Group, Inc. - Class A	11,700	46,098
Time Warner Cable, Inc. *	788	31,079
Time Warner, Inc.	3,141	94,607
Virgin Media, Inc.	2,105	29,407
Walt Disney Co. (The)	5,013	137,206
		1,377,493
Multi-Line Retail - 0.26%
Sears Holdings Corp. *	1,203	81,636
Target Corp.	1,201	58,164
		139,800
Specialty Retail - 3.74%
Aaron’s, Inc.	4,010	100,451
American Eagle Outfitters, Inc.	6,717	117,480
AnnTaylor Stores Corp. *	7,519	97,521
Barnes & Noble, Inc.	9,424	156,533
Bed Bath & Beyond, Inc. *	5,314	187,107
Best Buy Co., Inc.	457	17,448
Blockbuster, Inc. - Class A *	20,700	17,181
Cato Corp. (The) - Class A	5,514	108,681
Dick’s Sporting Goods, Inc. *	7,151	162,256
Foot Locker, Inc.	12,832	134,479
Gap, Inc. (The)	7,519	160,455
Home Depot, Inc. (The)	5,013	125,776
Hot Topic, Inc. *	5,012	38,592
Lowe’s Cos., Inc.	4,010	78,476
Penske Automotive Group, Inc.	10,000	156,600
Sonic Automotive, Inc. - Class A	10,000	89,400
Stage Stores, Inc.	5,614	66,245

See Notes to Financial Statements.

27

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2009

		Market
Security	Shares	Value

COMMON STOCKS - 86.78% (continued)
Consumer Discretionary - 9.78% (continued)
Specialty Retail - 3.74% (continued)
Systemax, Inc. *	4,000	$53,920
Williams-Sonoma, Inc.	7,519	141,207
		2,009,808
Consumer Staples - 9.75%
Beverages - 0.65%
Coca-Cola Co. (The)	5,113	272,574
PepsiCo, Inc.	1,288	77,988
		350,562
Food & Staples Retailing - 3.31%
Costco Wholesale Corp.	2,868	163,046
CVS Caremark Corp.	4,010	141,553
Rite Aid Corp. *	73,300	94,557
Walgreen Co.	5,013	189,642
Wal-Mart Stores, Inc.	23,926	1,188,643
		1,777,441
Food Products - 2.02%
Archer-Daniels-Midland Co.	5,013	150,992
Chiquita Brands International, Inc. *	4,411	71,414
Dean Foods Co. *	4,211	76,767
General Mills, Inc.	5,113	337,048
Hershey Co. (The)	5,013	189,441
Hormel Foods Corp.	5,013	182,774
McCormick & Co., Inc. - Non-Voting Shares	1,003	35,115
Smithfield Foods, Inc. *	3,008	40,127
		1,083,678
Household Products - 1.16%
Procter & Gamble Co. (The)	10,771	624,718

Personal Products - 0.95%
Avon Products, Inc.	5,000	160,250
Herbalife Ltd.	10,426	350,835
		511,085
Tobacco - 1.66%
Alliance One International, Inc. *	21,754	95,935
Altria Group, Inc.	12,202	220,978
Philip Morris International, Inc.	6,989	331,000
Reynolds American, Inc.	5,013	243,030
		890,943

	Shares	Market Value
Security
Energy - 8.75%
Energy Equipment & Services - 0.40%
Halliburton Co.	5,013	$146,430
Helix Energy Solutions Group, Inc. *	5,000	68,650
		215,080
Oil, Gas & Consumable Fuels - 8.35%
Chevron Corp.	9,452	723,456
ConocoPhillips	8,750	439,075
Continental Resources, Inc. *	4,010	149,212
Denbury Resources, Inc. *	5,013	73,190
Exxon Mobil Corp.	26,691	1,912,944
Hess Corp.	3,548	194,218
Marathon Oil Corp.	9,023	288,465
Ship Finance International Ltd.	5,012	56,986
Teekay Corporation	7,500	155,625
USEC, Inc. *	6,215	23,990
Valero Energy Corp.	6,516	117,940
Williams Cos., Inc.	7,619	143,618
XTO Energy, Inc.	5,013	208,340
		4,487,059
Financials - 12.35%
Capital Markets - 2.34%
Bank of New York Mellon Corp. (The)	844	22,501
BlackRock, Inc. - Class A	2,346	507,886
Charles Schwab Corp. (The)	14,135	245,101
E*TRADE Financial Corp. *	38,666	56,452
Invesco Ltd.	4,411	93,293
Janus Capital Group, Inc.	4,612	60,509
Morgan Stanley	4,512	144,925
SEI Investments Co.	6,416	112,088
State Street Corp.	301	12,636
		1,255,391
Commercial Banks - 1.94%
Colonial BancGroup, Inc. (The) *	200	10
Cullen/Frost Bankers, Inc.	5,113	239,237
F.N.B. Corp.	5,112	36,193
First BanCorp.	10,000	18,900
First Commonwealth Financial Corp.	9,423	49,471

See Notes to Financial Statements.

28

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2009

Security	Shares	Market Value

COMMON STOCKS - 86.78% (continued)
Financials - 12.35% (continued)
Commercial Banks - 1.94% (continued)
Glacier Bancorp, Inc.	5,013	$65,620
Prosperity Bancshares, Inc.	5,013	179,415
Regions Financial Corp.	547	2,647
South Financial Group, Inc. (The)	13,533	10,826
Susquehanna Bancshares, Inc.	5,012	27,616
Wells Fargo & Co.	15,013	413,159
Zions Bancorp.	100	1,416
		1,044,510
Consumer Finance - 0.20%
Discover Financial Services	1,243	17,576
SLM Corp. *	9,123	88,493
		106,069
Diversified Financial Services - 3.50%
Bank of America Corp.	34,921	509,148
Citigroup, Inc.	78,352	320,460
CME Group, Inc.	802	242,693
Financial Federal Corp.	2,500	51,050
JPMorgan Chase & Co.	12,231	510,889
Moody’s Corp.	6,992	165,571
PHH Corp. *	5,013	81,010
		1,880,821
Insurance - 2.58%
AFLAC, Inc.	101	4,190
Cincinnati Financial Corp.	4,612	116,960
Horace Mann Educators Corp.	5,012	62,299
Loews Corp.	7,720	255,532
MBIA, Inc. *	601	2,440
Meadowbrook Insurance Group, Inc.	8,722	58,699
MetLife, Inc.	10,025	341,152
National Financial Partners Corp. *	6,716	54,735
Old Republic International Corp.	4,010	42,827
Phoenix Cos., Inc. (The) *	13,900	44,202
Prudential Financial, Inc.	5,013	226,738
StanCorp Financial Group, Inc.	101	3,708

Security	Shares	Market Value

Insurance - 2.58% (continued)
Stewart Information Services Corp.	5,013	$44,816
Torchmark Corp.	201	8,161
Unitrin, Inc.	6,015	117,894
		1,384,353
Real Estate Investment Trusts - 0.88%
American Capital Agency Corp.	11,500	299,000
Franklin Street Properties Corp.	8,521	91,856
Hatteras Financial Corp.	3,008	84,525
		475,381
Thrifts & Mortgage Finance - 0.91%
Bank Mutual Corp.	5,213	36,595
First Niagara Financial Group, Inc.	5,013	64,367
New York Community Bancorp, Inc.	29,500	318,305
Provident Financial Services, Inc.	5,012	53,879
TrustCo Bank Corp.	2,837	16,880
		490,026
Health Care - 11.57%
Biotechnology - 2.02%
Amgen, Inc. *	7,419	398,622
Biogen Idec, Inc. *	4,100	172,733
Genzyme Corp. *	5,113	258,718
PDL BioPharma, Inc.	30,321	255,000
		1,085,073
Health Care Equipment & Supplies - 1.18%
Baxter International, Inc.	502	27,138
Beckman Coulter, Inc.	101	6,497
DENTSPLY International, Inc.	4,010	132,170
Hologic, Inc. *	5,013	74,092
IDEXX Laboratories, Inc. *	5,013	256,265
Medtronic, Inc.	2,677	95,569
Meridian Bioscience, Inc.	2,005	44,491
		636,222
Health Care Providers & Services - 2.68%
Aetna, Inc.	1,404	36,546
AMERIGROUP Corp. *	5,514	121,584
AmerisourceBergen Corp.	20,200	447,431

See Notes to Financial Statements.

29

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2009

Security	Shares	Market Value
COMMON STOCKS - 86.78% (continued)
Health Care - 11.57% (continued)
Health Care Providers & Services - 2.68% (continued)
Centene Corp. *	3,409	$60,782
Express Scripts, Inc. *	5,100	407,592
Health Net, Inc. *	2,506	37,364
McKesson Corp.	2,707	158,982
UnitedHealth Group, Inc.	6,565	170,362
		1,440,643
Life Sciences Tools & Services - 0.75%
Affymetrix, Inc. *	4,009	20,967
Covance, Inc. *	5,013	259,072
Life Technologies Corp. *	2,607	122,972
		403,011
Pharmaceuticals - 4.94%
Abbott Laboratories	4,446	224,834
Allergan, Inc.	421	23,681
Bristol-Myers Squibb Co.	2,253	49,115
Eli Lilly & Co.	2,402	81,692
Forest Laboratories, Inc. *	10,025	277,392
Johnson & Johnson	12,738	752,179
King Pharmaceuticals, Inc. *	7,418	75,144
Pfizer, Inc.	60,890	1,036,964
Schering-Plough Corp.	4,512	127,238
ViroPharma, Inc. *	401	3,024
		2,651,263
Industrials - 7.68%
Aerospace & Defense - 1.64%
Goodrich Corp.	1,103	59,948
Honeywell International, Inc.	3,509	125,938
L-3 Communications Holdings, Inc.	4,111	297,184
Northrop Grumman Corp.	4,211	211,097
United Technologies Corp.	3,008	184,842
		879,009
Air Freight & Logistics - 0.78%
Air Transport Services Group, Inc. *	14,200	36,778
FedEx Corp.	5,113	371,664
Pacer International, Inc.	4,369	12,495
		420,937

	Shares	Market Value
Security

Airlines - 0.74%
Continental Airlines, Inc. - Class B *	12,531	$144,106
SkyWest, Inc.	4,010	56,020
Southwest Airlines Co.	12,230	102,731
UAL Corp. *	10,952	71,298
US Airways Group, Inc. *	8,193	25,071
		399,226
Commercial & Professional Services - 0.11%
ACCO Brands Corp. *	10,000	60,600

Commercial Services & Supplies - 0.53%
Cenveo, Inc. *	17,443	123,496
Copart, Inc. *	5,013	161,269
		284,765
Construction & Engineering - 0.28%
Tutor Perini Corp. *	8,521	150,396

Industrial Conglomerates - 2.09%
3M Co.	2,406	177,009
General Electric Co.	66,120	942,872
		1,119,881
Machinery - 0.76%
Flow International Corp. *	5,012	12,079
Illinois Tool Works, Inc.	1,141	52,395
Joy Global, Inc.	5,013	252,705
Manitowoc Co., Inc. (The)	9,724	88,877
		406,056
Road & Rail - 0.16%
Avis Budget Group, Inc. *	10,000	84,000

Trading Companies & Distributors - 0.59%
Fastenal Co.	5,213	179,849
United Rentals, Inc. *	6,516	61,837
WESCO International, Inc. *	3,008	76,884
		318,570
Information Technology - 17.59%
Communications Equipment - 0.90%
Cisco Systems, Inc. *	21,060	481,221

See Notes to Financial Statements.

30

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2009

Security	Shares	Market Value

COMMON STOCKS - 86.78% (continued)
Information Technology - 17.59% (continued)
Computers & Peripherals - 5.21%
Apple, Inc. *	5,963	$1,124,025
Hewlett-Packard Co.	10,025	475,787
International Business Machines Corp.	8,544	1,030,491
Quantum Corp. *	16,500	30,525
Teradata Corp. *	5,013	139,762
		2,800,590
Electronic Equipment, Instruments & Components - 0.73%
Agilent Technologies, Inc. *	5,118	126,619
Brightpoint, Inc. *	21,500	158,455
L-1 Identity Solutions, Inc. *	5,012	29,621
Methode Electronics, Inc.	2,506	18,169
Vishay Intertechnology, Inc. *	10,200	63,546
		396,410
Internet Software & Services - 2.86%
Google, Inc. - Class A *	2,306	1,236,293
IAC/InterActiveCorp *	12,800	242,432
iPass, Inc. *	12,500	16,250
United Online, Inc.	5,012	40,096
		1,535,071
IT Services - 1.60%
CIBER, Inc. *	15,739	50,680
Convergys Corp. *	10,000	108,500
Fidelity National Information Services, Inc.	280	6,093
Heartland Payment Systems, Inc.	18,947	232,858
Hewitt Associates, Inc. - Class A *	2,948	104,713
Lender Processing Services, Inc.	140	5,572
MoneyGram International, Inc. *	25,000	74,750
SAIC, Inc. *	4,612	81,679
Unisys Corp. *	4,440	129,381
VeriFone Holdings, Inc. *	5,012	66,660
		860,886

	Shares	Market Value
Security
Semiconductors & Semiconductor Equipment - 2.65%
Broadcom Corp. - Class A *	6,968	$185,418
Integrated Device Technology, Inc. *	1,403	8,250
Intel Corp.	9,899	189,170
International Rectifier Corp. *	1,003	18,335
Intersil Corp. - Class A	15,300	192,015
Linear Technology Corp.	5,614	145,290
LSI Corp. *	15,037	76,989
Marvell Technology Group Ltd. *	7,419	101,789
MEMC Electronic Materials, Inc. *	5,013	62,261
Micron Technology, Inc. *	5,012	34,031
NVIDIA Corp. *	5,012	59,944
RF Micro Devices, Inc. *	15,600	62,088
Skyworks Solutions, Inc. *	802	8,365
Teradyne, Inc. *	5,012	41,950
Texas Instruments, Inc.	10,025	235,087
		1,420,982
Software - 3.64%
Adobe Systems, Inc. *	5,013	165,128
ANSYS, Inc. *	5,013	203,428
Cadence Design Systems, Inc. *	15,900	97,149
Electronic Arts, Inc. *	10,025	182,856
Microsoft Corp.	30,422	843,603
Oracle Corp.	13,133	277,106
Sonic Solutions *	3,100	15,066
Symantec Corp. *	5,614	98,694
Synchronoss Technologies, Inc. *	5,013	57,198
Synopsys, Inc. *	632	13,904
		1,954,132
Materials - 3.76%
Chemicals - 2.69%
A. Schulman, Inc.	3,008	52,249
Cytec Industries, Inc.	5,013	166,281
Dow Chemical Co. (The)	7,619	178,894
Omnova Solutions, Inc. *	10,600	67,946
PolyOne Corp. *	21,227	118,447

See Notes to Financial Statements.

31

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2009

Security	Shares	Market Value

COMMON STOCKS - 86.78% (continued)
Materials - 3.76% (continued)
Chemicals - 2.69% (continued)
Rockwood Holdings, Inc. *	3,008	$59,799
RPM International, Inc.	3,008	53,001
Sensient Technologies Corp.	5,013	126,779
Spartech Corp.	4,700	44,979
W.R. Grace & Co. *	20,752	454,260
Westlake Chemical Corp.	5,013	121,766
		1,444,401
Construction Materials - 0.02%
Headwaters, Inc. *	3,007	12,389

Containers & Packaging - 0.05%
Graphic Packaging Holding Co. *	11,700	26,793

Metals & Mining - 0.96%
A.M. Castle & Co.	3,000	33,810
Century Aluminum Co. *	4,310	37,368
Commercial Metals Co.	16,516	245,098
Newmont Mining Corp.	2,728	118,559
Titanium Metals Corp.	5,012	43,103
Worthington Industries, Inc.	3,509	38,774
		516,712
Paper & Forest Products - 0.04%
Louisiana-Pacific Corp. *	4,210	22,103

Telecommunication Services - 3.05%
Diversified Telecommunication Services - 2.15%
AT&T, Inc.	16,079	412,747
CenturyTel, Inc.	5,013	162,722
Cincinnati Bell, Inc. *	25,500	78,540
Frontier Communications Corp.	22,318	160,020
Global Crossing Ltd. *	5,012	57,137
PAETEC Holding Corp. *	902	2,922
tw telecom, inc. *	6,616	83,362
Verizon Communications, Inc.	5,101	150,939
Windstream Corp.	5,012	48,316
		1,156,705

	Shares	Market Value
Security
Wireless Telecommunication Services - 0.90%
American Tower Corp. - Class A *	4,512	166,131
Crown Castle International Corp. *	3,309	99,998
SBA Communications Corp. - Class A *	4,812	135,747
Sprint Nextel Corp. *	14,937	44,214
Virgin Mobile USA, Inc. *	9,022	36,088
		482,178
Utilities - 2.50%
Electric Utilities - 1.03%
Allegheny Energy, Inc.	2,206	50,341
Exelon Corp.	7,619	357,788
PPL Corp.	5,013	147,583
		555,712
Gas Utilities - 0.17%
Laclede Group, Inc. (The)	3,008	92,376

Independent Power Producers & Energy Traders - 0.38%
Mirant Corp. *	5,013	70,082
RRI Energy, Inc. *	25,336	133,520
		203,602
Multi-Utilities - 0.56%
CMS Energy Corp.	5,514	73,336
MDU Resources Group, Inc.	5,013	104,020
NiSource, Inc.	9,524	123,050
		300,406
Water Utilities - 0.36%
American Water Works Co., Inc.	10,200	193,494

Total Common Stocks (Cost $45,891,780)		$46,628,559

See Notes to Financial Statements.

32

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2009

Security	Interest Rate	Maturity Date	Principal Amount	Market Value
US TREASURY OBLIGATIONS - 12.31%
US Treasury Notes	2.625%	05/31/10	$200,000	$202,836
US Treasury Notes	1.250%	11/30/10	1,200,000	1,210,829
US Treasury Notes	3.875%	10/31/12	1,000,000	1,073,360
US Treasury Bonds	8.125%	08/15/19	2,550,000	3,542,906
US Treasury Bonds	8.750%	08/15/20	400,000	583,500

Total US Treasury Obligations (Cost $6,618,119)				$6,613,431

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 0.82%
JPMorgan Chase, N.A.
Dated 10/30/09, 0.01%, principal and interest in the amount of $439,000 due 11/02/09, collateralized by US Treasury Inflation-Protected Note, par value of $395,000, due 01/15/16 with a value of $451,505 (Cost $439,000)	$439,000	$439,000

Total Investments - 99.91% (Cost $52,948,899) **		$53,680,990
Other Assets in Excess of Liabilities - 0.09%		49,791
Net Assets - 100.00%		$53,730,781

*	Non-income producing security.

**	Cost for Federal income tax purposes is $53,063,929 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$7,729,446
Gross Unrealized Depreciation	(7,112,385)
Net Unrealized Appreciation	$617,061

See Notes to Financial Statements.

33

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2009

	Total Return US Treasury Fund	Managed Municipal Fund
ASSETS
Investments in securities:
At cost	$111,078,944	$96,583,333
At value (Note 1)	$111,293,330	$100,055,289
Cash	699	733
Interest receivable	1,186,604	1,010,403
Receivable for capital shares sold	1,974	67,376
Other assets	20,630	27,115
TOTAL ASSETS	112,503,237	101,160,916

LIABILITIES
Distributions payable	95,903	108,983
Payable for capital shares redeemed	15,901	28,480
Accrued investment advisory fees (Note 2)	23,733	34,390
Accrued distribution expenses (Note 2)	23,962	21,493
Accrued administration fees (Note 2)	11,200	10,000
Accrued transfer agent fees (Note 2)	2,700	1,300
Other accrued expenses	34,343	33,258
TOTAL LIABILITIES	207,742	237,904

NET ASSETS	$112,295,495	$100,923,012

NET ASSETS CONSIST OF:
Paid-in capital	$107,444,347	$97,105,256
Undistributed net investment income	—	887
Accumulated net realized gains from security transactions	4,636,762	344,913
Net unrealized appreciation on investments	214,386	3,471,956
Net assets	$112,295,495	$100,923,012

Shares of capital stock outstanding of $0.001 par value ISI Shares (115,000,000 and 55,000,000 shares authorized, respectively)	11,109,076	9,450,112

Net asset value and redemption price per share	$10.11	$10.68

Maximum offering price value per share (100/97) x Net asset value per share	$10.42	$11.01

See Notes to Financial Statements.

34

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2009

	North American Government Bond Fund	ISI Strategy Fund
ASSETS
Investments in securities:
At cost	$157,713,541	$52,948,899
At value (Note 1)	$155,531,090	$53,680,990
Cash denominated in foreign currency (Note 1) (a)	20,177	—
Dividends and interest receivable, at value	2,434,812	113,555
Receivable for investment securities sold	—	13,622
Receivable for capital shares sold	409,808	9,683
Other assets	26,575	18,474
TOTAL ASSETS	158,422,462	53,836,324

LIABILITIES
Bank overdraft	94,088	19,216
Distributions payable	231,246	—
Payable for capital shares redeemed	440,976	17,020
Accrued investment advisory fees (Note 2)	53,943	18,988
Accrued distribution fees (Note 2)	61,369	11,867
Accrued shareholder servicing fees (Note 2)	5,304	—
Accrued administration fees (Note 2)	15,700	5,500
Accrued transfer agent fees (Note 2)	5,800	1,900
Other accrued expenses and liabilities	40,678	31,052
TOTAL LIABILITIES	949,104	105,543

NET ASSETS	$157,473,358	$53,730,781

NET ASSETS CONSIST OF:
Paid-in capital	$157,809,766	$58,169,089
Undistributed net investment income	—	10,950
Accumulated net realized gains (losses) from security and foreign currency transactions	1,838,430	(5,181,349)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(2,174,838)	732,091
Net assets	$157,473,358	$53,730,781

(a)	For North American Government Bond Fund, the cost of cash denominated in foreign currency is $20,549.

See Notes to Financial Statements.

35

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2009

	North American Government Bond Fund	ISI Strategy Fund

SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	17,579,342	—
ISI Class C Shares (5,000,000 shares authorized)	3,268,968	—
ISI Shares (25,000,000 shares authorized)	—	5,050,502

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $132,814,254)	$7.56	$—
ISI Class C Shares (based on net assets of $24,659,104)*	$7.54	$—
ISI Shares	$—	$10.64

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$7.79	$—
ISI Shares	$—	$10.97

*	Contingent deferred sales charge of 1.00% is imposed on the sale of shares if redeemed within the first year of purchase.

See Notes to Financial Statements.

36

ISI FUNDS

Statements of Operations	Year Ended October 31, 2009

	Total Return US Treasury Fund	Managed Municipal Fund
INVESTMENT INCOME
Interest	$3,018,698	$3,538,459

EXPENSES
Investment advisory fees (Note 2)	285,670	354,158
Distribution fees (Note 2)	304,439	221,348
Administration fees (Note 2)	143,225	104,363
Professional fees	62,195	51,338
Registration fees	29,373	35,831
Transfer agent fees (Note 2)	33,878	13,667
Compliance fees and expenses (Note 2)	23,746	16,590
Directors’ fees and expenses	18,571	13,306
Custodian fees	15,596	10,544
Other expenses	55,127	37,686
TOTAL EXPENSES	971,820	858,831

NET INVESTMENT INCOME	2,046,878	2,679,628

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	6,818,548	344,913
Net change in unrealized appreciation/depreciation on investments	2,085,460	5,313,236

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,904,008	5,658,149

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,950,886	$8,337,777

See Notes to Financial Statements.

37

ISI FUNDS

Statements of Operations	Year Ended October 31, 2009

	North American Government Bond Fund	ISI Strategy Fund
INVESTMENT INCOME
Dividends	$—	$895,252
Interest	4,945,856	241,743
TOTAL INVESTMENT INCOME	4,945,856	1,136,995
EXPENSES
Investment advisory fees (Note 2)	660,117	198,572
Distribution fees (Note 2):
ISI Class A Shares	563,604	—
ISI Class C Shares	180,962	—
ISI Shares	—	124,107
Administration fees (Note 2)	194,069	58,343
Professional fees	75,964	38,571
Transfer agent fees (Note 2):
ISI Class A Shares	58,938	—
ISI Class C Shares	11,624	—
ISI Shares	—	23,043
Registration fees	24,746	29,580
Registration fees - ISI Class A Shares	14,890	—
Registration fees - ISI Class C Shares	9,753	—
Shareholder servicing fees (Note 2):
ISI Class C Shares	60,321	—
Compliance fees and expenses (Note 2)	32,140	9,906
Directors’ fees and expenses	24,760	7,707
Custodian fees	21,034	6,273
Other expenses	84,523	50,289
TOTAL EXPENSES	2,017,445	546,391
NET INVESTMENT INCOME	2,928,411	590,604
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES (Notes 1 and 5)
Net realized gains (losses) from:
Security transactions	6,976,703	(4,102,643)
Foreign currency transactions	(122,591)	—
Net change in unrealized appreciation/depreciation on:
Investments	5,207,533	8,739,425
Foreign currency translation	114,253	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	12,175,898	4,636,782
NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,104,309	$5,227,386

See Notes to Financial Statements.

38

ISI Total Return US Treasury Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income	$2,046,878	$3,508,326
Net realized gains from security transactions	6,818,548	1,336,175
Net change in unrealized appreciation/depreciation on investments	2,085,460	713,946
Net increase in net assets from operations	10,950,886	5,558,447

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,951,726)	(3,593,392)
From net realized gains from security transactions	(2,181,786)	(802,706)
Decrease in net assets from distributions to shareholders	(4,133,512)	(4,396,098)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,367,906	9,736,141
Net asset value of shares issued in reinvestment of distributions to shareholders	2,838,482	3,006,912
Payments for shares redeemed	(24,700,965)	(18,700,781)
Net decrease in net assets from capital share transactions	(14,494,577)	(5,957,728)

TOTAL DECREASE IN NET ASSETS	(7,677,203)	(4,795,379)

NET ASSETS
Beginning of year	119,972,698	124,768,077
End of year	$112,295,495	$119,972,698

END OF YEAR UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$—	$(95,152)

CAPITAL SHARE ACTIVITY
Shares sold	721,397	994,698
Shares reinvested	276,336	309,350
Shares redeemed	(2,399,296)	(1,921,166)
Net decrease in shares outstanding	(1,401,563)	(617,118)
Shares outstanding, beginning of year	12,510,639	13,127,757
Shares outstanding, end of year	11,109,076	12,510,639

See Notes to Financial Statements.

39

ISI Managed Municipal Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income	$2,679,628	$2,594,704
Net realized gains from security transactions	344,913	124,614
Net change in unrealized appreciation/depreciation on investments	5,313,236	(3,752,876)
Net increase (decrease) in net assets from operations	8,337,777	(1,033,558)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,678,741)	(3,320,777)
From net realized gains from security transactions	(124,276)	(302,252)
Decrease in net assets from distributions to shareholders	(2,803,017)	(3,623,029)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,987,833	14,259,928
Net asset value of shares issued in reinvestment of distributions to shareholders	1,488,003	1,901,352
Payments for shares redeemed	(12,159,543)	(9,470,677)
Net increase in net assets from capital share transactions	20,316,293	6,690,603

TOTAL INCREASE IN NET ASSETS	25,851,053	2,034,016

NET ASSETS
Beginning of year	75,071,959	73,037,943
End of year	$100,923,012	$75,071,959

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$887	$—

CAPITAL SHARE ACTIVITY
Shares sold	2,923,152	1,370,154
Shares reinvested	140,914	181,645
Shares redeemed	(1,147,728)	(903,279)
Net increase in shares outstanding	1,916,338	648,520
Shares outstanding, beginning of year	7,533,774	6,885,254
Shares outstanding, end of year	9,450,112	7,533,774

See Notes to Financial Statements.

40

ISI North American Government Bond Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income	$2,928,411	$4,535,624
Net realized gains from security and foreign currency transactions	6,854,112	2,096,946
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	5,321,786	(6,447,206)
Net increase in net assets from operations	15,104,309	185,364
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(1,471,302)	(3,389,286)
ISI Class C Shares	(71,732)	(348,008)
From net realized gains from security transactions
ISI Class A Shares	(5,181,835)	(2,557,037)
ISI Class C Shares	(926,946)	(357,527)
Return of capital
ISI Class A Shares	—	(569,757)
ISI Class C Shares	—	(79,664)
Decrease in net assets from distributions to shareholders	(7,651,815)	(7,301,279)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	31,569,732	43,826,856
ISI Class C Shares	8,405,659	8,998,180
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	3,936,266	3,405,028
ISI Class C Shares	657,990	531,357
Payments for shares redeemed
ISI Class A Shares	(49,531,989)	(32,470,695)
ISI Class C Shares	(5,979,135)	(4,808,955)
Net increase (decrease) in net assets from capital share transactions	(10,941,477)	19,481,771
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,488,983)	12,365,856
NET ASSETS
Beginning of year	160,962,341	148,596,485
End of year	$157,473,358	$160,962,341
END OF YEAR UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$—	$(292,278)

See Notes to Financial Statements.

41

ISI North American Government Bond Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2009	Year Ended October 31, 2008
CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	4,150,857	5,760,050
ISI Class C Shares	1,106,156	1,176,213
Shares reinvested
ISI Class A Shares	519,788	447,131
ISI Class C Shares	87,038	69,882
Shares redeemed
ISI Class A Shares	(6,529,777)	(4,273,002)
ISI Class C Shares	(786,953)	(624,903)

Net increase (decrease) in shares outstanding
ISI Class A Shares	(1,859,132)	1,934,179
ISI Class C Shares	406,241	621,192

Shares outstanding, beginning of year
ISI Class A Shares	19,438,474	17,504,295
ISI Class C Shares	2,862,727	2,241,535
Shares outstanding, end of year
ISI Class A Shares	17,579,342	19,438,474
ISI Class C Shares	3,268,968	2,862,727

See Notes to Financial Statements.

42

ISI Strategy Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income	$590,604	$736,224
Net realized losses from security transactions	(4,102,643)	(971,359)
Net change in unrealized appreciation/depreciation on investments	8,739,425	(23,945,840)
Net increase (decrease) in net assets from operations	5,227,386	(24,180,975)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(604,469)	(738,026)
From net realized gains from security transactions	—	(4,289,022)
Decrease in net assets from distributions to shareholders	(604,469)	(5,027,048)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,988,025	11,373,856
Net asset value of shares issued in reinvestment of distributions to shareholders	539,019	4,465,374
Payments for shares redeemed	(8,663,997)	(13,921,636)
Net increase (decrease) in net assets from capital share transactions	(4,136,953)	1,917,594

TOTAL INCREASE (DECREASE) IN NET ASSETS	485,964	(27,290,429)

NET ASSETS
Beginning of year	53,244,817	80,535,246
End of year	$53,730,781	$53,244,817

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$10,950	$34,455

CAPITAL SHARE ACTIVITY
Shares sold	423,996	882,661
Shares reinvested	56,560	334,700
Shares redeemed	(957,762)	(1,122,582)
Net increase (decrease) in shares outstanding	(477,206)	94,779
Shares outstanding, beginning of year	5,527,708	5,432,929
Shares outstanding, end of year	5,050,502	5,527,708

See Notes to Financial Statements.

43

ISI Total Return US Treasury Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006		2005
Net asset value at beginning of year	$9.59	$9.50	$9.42	$9.33		$9.57

Income (loss) from investment operations:
Net investment income (a)	0.17	0.28	0.35	0.32		0.29
Net realized and unrealized gains (losses) on investments	0.70	0.16	0.08	0.12		(0.16)
Total from investment operations	0.87	0.44	0.43	0.44		0.13

Less distributions:
Dividends from net investment income	(0.17)	(0.28)	(0.34)	(0.35)		(0.25)
Distributions from net realized gains	(0.18)	(0.07)	(0.00)*	—		(0.03)
Return of capital	—	—	(0.01)	—		(0.09)
Total distributions	(0.35)	(0.35)	(0.35)	(0.35)		(0.37)

Net asset value at end of year	$10.11	$9.59	$9.50	$9.42		$9.33

TOTAL RETURN(b)	9.05%	4.61%	4.66%	4.83%		1.38%

Net assets at end of year (000’s)	$112,295	$119,973	$124,768	$153,784		$165,974

Ratio of expenses to average net assets	0.80%	0.79%	0.79%	0.76%	(c)	0.70%

Ratio of net investment income to average net assets	1.68%	2.86%	3.68%	3.44%	(c)	3.01%

Portfolio turnover rate	109%	70%	29%	51%		16%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The October 31, 2006 ratios of expenses and net investment income to average net assets were unaffected by the waiver of distribution fees during the year.

*	Amount less than $0.005 per share.

See Notes to Financial Statements

44

ISI Managed Municipal Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$9.96	$10.61	$10.80	$10.68	$10.91

Income (loss) from investment operations:
Net investment income (a)	0.32	0.36	0.38	0.39	0.40
Net realized and unrealized gains (losses) on investments	0.74	(0.50)	(0.14)	0.10	(0.27)
Total from investment operations	1.06	(0.14)	0.24	0.49	0.13

Less distributions:
Dividends from net investment income	(0.32)	(0.47)	(0.34)	(0.34)	(0.36)
Distributions from net realized gains	(0.02)	(0.04)	(0.09)	(0.03)	—
Total distributions	(0.34)	(0.51)	(0.43)	(0.37)	(0.36)

Net asset value at end of year	$10.68	$9.96	$10.61	$10.80	$10.68

TOTAL RETURN(b)	10.68%	(1.44% )	2.29%	4.68%	1.19%

Net assets at end of year (000’s)	$100,923	$75,072	$73,038	$82,880	$94,027

Ratio of expenses to average net assets	0.97%	0.96%	0.94%	0.91%	0.86%

Ratio of net investment income to average net assets	3.02%	3.48%	3.57%	3.63%	3.64%

Portfolio turnover rate	10%	7%	5%	7%	7%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

45

ISI North American Government Bond Fund – Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$7.22	$7.53	$7.41	$7.34	$7.41

Income (loss) from investment operations:
Net investment income (a)	0.14	0.23	0.26	0.25	0.26
Net realized and unrealized gains (losses) on investments and foreign currencies	0.56	(0.18)	0.22	0.18	0.06
Total from investment operations	0.70	0.05	0.48	0.43	0.32

Less distributions:
Dividends from net investment income	(0.08)	(0.19)	(0.35)	(0.30)	(0.31)
Distributions from net realized gains	(0.28)	(0.14)	—	(0.01)	(0.03)
Return of capital	—	(0.03)	(0.01)	(0.05)	(0.05)
Total distributions	(0.36)	(0.36)	(0.36)	(0.36)	(0.39)

Net asset value at end of year	$7.56	$7.22	$7.53	$7.41	$7.34

TOTAL RETURN(b)	9.80%	0.51%	6.71%	6.04%	4.39%

Net assets at end of year (000’s)	$132,814	$140,326	$131,748	$146,854	$177,101

Ratio of expenses to average net assets	1.13%	1.11%	1.11%	1.06% (c)	1.04%

Ratio of net investment income to average net assets	1.87%	2.97%	3.54%	3.47% (c)	3.55%

Portfolio turnover rate	131%	108%	49%	53%	66%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The October 31, 2006 ratios of expenses and net investment income to average net assets were unaffected by the waiver of distribution fees during the year.

See Notes to Financial Statements.

46

ISI North American Government Bond Fund – Class C

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$7.21	$7.52	$7.40	$7.33	$7.40

Income (loss) from investment operations:
Net investment income (a)	0.09	0.18	0.21	0.21	0.21
Net realized and unrealized gains (losses) on investments and foreign currencies	0.55	(0.18)	0.22	0.17	0.06
Total from investment operations	0.64	0.00	0.43	0.38	0.27

Less distributions:
Dividends from net investment income	(0.03)	(0.14)	(0.30)	(0.25)	(0.26)
Distributions from net realized gains	(0.28)	(0.14)	—	(0.01)	(0.03)
Return of capital	—	(0.03)	(0.01)	(0.05)	(0.05)
Total distributions	(0.31)	(0.31)	(0.31)	(0.31)	(0.34)

Net asset value at end of year	$7.54	$7.21	$7.52	$7.40	$7.33

TOTAL RETURN(b)	8.97%	(0.12% )	6.03%	5.35%	3.73%

Net assets at end of year (000’s)	$24,659	$20,636	$16,848	$15,579	$15,944

Ratio of expenses to average net assets	1.76%	1.73%	1.74%	1.72%	1.69%

Ratio of net investment income to average net assets	1.22%	2.34%	2.93%	2.81%	2.89%

Portfolio turnover rate	131%	108%	49%	53%	66%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

47

ISI Strategy Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$9.63	$14.82	$13.54	$12.12	$11.21

Income (loss) from investment operations:
Net investment income (a)	0.11	0.13	0.17	0.15	0.16
Net realized and unrealized gains (losses) on investments	1.02	(4.39)	1.65	1.42	0.91
Total from investment operations	1.13	(4.26)	1.82	1.57	1.07

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.17)	(0.15)	(0.16)
Distributions from net realized gains	—	(0.80)	(0.37)	—	—
Total distributions	(0.12)	(0.93)	(0.54)	(0.15)	(0.16)

Net asset value at end of year	$10.64	$9.63	$14.82	$13.54	$12.12

TOTAL RETURN(b)	11.84%	(30.49% )	13.79%	13.01%	9.59%

Net assets at end of year (000’s)	$53,731	$53,245	$80,535	$69,438	$60,205

Ratio of expenses to average net assets	1.10%	0.99%	0.96%	0.95%	0.94%

Ratio of net investment income to average net assets	1.19%	1.02%	1.21%	1.17%	1.33%

Portfolio turnover rate	55%	42%	62%	41%	30%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

48

ISI Funds

Notes to Financial Statements
October 31, 2009

Note 1 - Organization and Significant Accounting Policies

A. Organization

Total Return US Treasury Fund, Inc. (“Total Return”), Managed Municipal Fund, Inc. (“Managed Municipal”), North American Government Bond Fund, Inc. (“North American”) and ISI Strategy Fund, Inc. (“Strategy”) (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940 as open-end management investment companies.  The Funds are organized as corporations under the laws of the State of Maryland.

Total Return’s investment objective is to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury.  Managed Municipal’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from Federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.  North American’s investment objective is designed to provide a high level of current income, consistent with prudent investment risk.  Strategy’s investment objective is to maximize total return through a combination of long-term growth of capital and current income.

Total Return, Managed Municipal and Strategy each currently offer a single class of shares (ISI Shares) to investors.  North American offers two classes of shares – ISI Class A Shares and ISI Class C Shares.  ISI Shares and ISI Class A Shares are subject to a maximum front-end sales charge equal to 3.00%.  A contingent deferred sales charge of 1.00% is imposed on the sale of ISI Class C Shares if redeemed within the first year of purchase.

Total Return, Managed Municipal and Strategy are authorized to issue 115,000,000, 55,000,000 and 25,000,000 shares, respectively, of ISI Shares at $0.001 par value.  North American is authorized to issue 50,000,000 ISI Class A Shares and 5,000,000 ISI Class C Shares at $0.001 par value.

B. Valuation of Securities

Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued each Fund business day using the last reported sales price or the NASDAQ Official Closing Price (“NOCP”) provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time).  In the absence of a sale price or NOCP, such securities are valued at the mean of the last bid and the last asked prices.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the last bid and the last asked prices.  Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the

49

ISI Funds

Notes to Financial Statements (continued)

value of other securities with similar characteristics such as rating, interest rate, and maturity. Money market instruments that mature in 60 days or less may be valued at amortized cost unless the Fund’s investment advisor believes another valuation is more appropriate.

When valuing securities for which market quotations are not readily available or for which the market quotations that are readily available are considered unreliable, the Funds determine a fair value in good faith under procedures established by and under the general supervision of the Funds’ Boards of Directors (the “Board”).  The Funds may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the calculation of the net asset value per share, and the event is likely to affect the Fund’s net asset value per share.  Fair valuation may also be used for securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Funds).

If a fair value is required, the investment advisor, or the sub-advisor in the case of Strategy, determines the value of the security until the Board meets to establish the fair value of the security.

As of October 31, 2009, there were no fair valued securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2009:

	Total Return	Managed Municipal	North American	Strategy
Level 1 - Quoted prices	$—	$—	$—	$46,628,559
Level 2 - Other significant observable inputs	111,293,330	100,055,289	155,531,090	7,052,431
Level 3 - Significant unobservable inputs	—	—	—	—
Total	$111,293,330	$100,055,289	$155,531,090	$53,680,990

50

ISI Funds

Notes to Financial Statements (continued)

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2009 by security type, as required by GAAP:

Total Return

	Level 1	Level 2	Level 3	Total
US Treasury Obligations	$—	$109,720,330	$—	$111,293,330
Repurchase Agreements	—	1,573,000	—	1,573,000
Total	$—	$111,293,330	$—	$111,293,330

Managed Municipal

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$95,019,348	$—	$95,019,348
US Treasury Obligations	—	504,941	—	504,941
Repurchase Agreements	—	4,531,000	—	4,531,000
Total	$—	$100,055,289	$—	$100,055,289

North American

	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$40,513,271	$—	$40,513,271
US Treasury Obligations	—	113,450,819	—	113,450,819
Repurchase Agreements	—	1,567,000	—	1,567,000
Total	$—	$155,531,090	$—	$155,531,090

Strategy

	Level 1	Level 2	Level 3	Total
Common Stocks	$46,628,559	$—	$—	$46,628,559
US Treasury Obligations	—	6,613,431	—	6,613,431
Repurchase Agreements	—	439,000	—	439,000
Total	$46,628,559	$7,052,431	$—	$53,680,990

See Strategy’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type, as required by GAAP.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date.  Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.  Dividend income is recorded on the ex-dividend date.  Interest income, including amortization of premiums and accretion of discounts, is accrued daily.  Estimated expenses are also accrued daily.  With respect to North American, income, gains (losses) and common expenses are allocated to each class based on its respective net assets.  Class specific expenses are charged directly to each class.

51

ISI Funds

Notes to Financial Statements (continued)

D. Distributions

Total Return declares distributions daily, and North American declares monthly distributions at fixed rates approved by the Board.  These distributions are paid monthly.  To the extent that a Fund’s net investment income is less than an approved fixed rate, some of its distributions may be designated as a return of capital. Managed Municipal declares and pays dividends monthly from its net investment income.  Strategy declares and pays dividends quarterly from its net investment income. Net realized capital gains, if any, are distributed at least annually.  The Funds record dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

Each Fund has a policy to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. As provided therein in any fiscal year in which a Fund so qualifies and distributes at least 90% of its net taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on the income distributed.  In addition, by distributing in each calendar year substantially all of its net investment income and net realized capital gains, a Fund will not be subject to Federal excise taxes.  Accordingly, no Federal income or excise taxes have been accrued.

F. Foreign Currency Translation

The Funds maintain their accounting records in U.S. dollars.  North American determines the U.S. dollar value of foreign currency-denominated assets, liabilities and transactions by using prevailing exchange rates.  In valuing security transactions, the receipt of income and the payment of expenses, North American uses the prevailing exchange rate on the transaction date.

Net realized gains and losses on foreign currency transactions shown on North American’s financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of interest recorded on North American’s books and the U.S. dollar equivalent of the amounts actually received or paid.  That portion of realized gains (losses) from security transactions that results from fluctuation in foreign currency exchange rates relating to the sale of foreign securities is not separately disclosed but is included in net realized gains (losses) from security transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included in the net change in unrealized appreciation/depreciation on investments.

G. Forward Foreign Currency Contracts

North American may use forward foreign currency contracts to manage foreign exchange rate risk.  The Fund may use these contracts to fix the U.S. dollar value of securities transactions for the period between the date of the transaction and the date the security is received or delivered or to hedge the U.S. dollar value of securities that it already owns.  The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be

52

ISI Funds

Notes to Financial Statements (continued)

achieved in the future. North American determines the net U.S. dollar value of the forward foreign currency contracts using prevailing exchange rates.

H. Derivatives Disclosure

GAAP requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. During the year ended October 31, 2009, North American utilized forward foreign currency contracts to manage foreign exchange rate risk. The net realized loss of $216,555 on these foreign currency contracts are included on the Statement of Operations under net realized gains (losses) from foreign currency transactions.  As of October 31, 2009, there were no open forward foreign currency contracts.

I. Repurchase Agreements

Each Fund may make short-term investments in repurchase agreements that are fully collateralized by U.S. government securities. Under the terms of a repurchase agreement, a financial institution sells U.S. government securities to a Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest.  The custodial bank holds the collateral in a separate account until the agreement matures.  If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day.  If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, a Fund has the right to sell the securities and recover any resulting loss from the financial institution.  If the financial institution enters into bankruptcy, a Fund’s claim on the collateral may be subject to legal proceedings.

J. Estimates

In preparing its financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results may be different.

Note 2 - Fees and Transactions with Affiliates

International Strategy & Investment, Inc. (“ISI”) is the Funds’ investment advisor.  As compensation for ISI’s advisory services, Total Return pays ISI an annual fee based on the Fund’s average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million.  In addition, Total Return pays ISI 1.50% of the Fund’s gross interest income.  As compensation for ISI’s advisory services, Managed Municipal, North American and Strategy each pay ISI a fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of such Fund’s average daily net assets.

53

ISI Funds

Notes to Financial Statements (continued)

ISI has contractually agreed to waive its advisory fees and/or reimburse expenses of North American through February 28, 2011 to the extent necessary to limit the annual ordinary operating expenses of ISI Class C Shares to 1.85% of the average daily net assets attributable to such shares.  During the year ended October 31, 2009, ISI was not required to waive any advisory fees.

Los Angeles Capital Management and Equity Research, Inc. is Strategy’s Sub-Advisor and is responsible for managing the common stocks in Strategy’s portfolio.  The Sub-Advisor is paid by ISI, not Strategy.

International Strategy & Investment Group, Inc. (“ISI Group”), an affiliate of ISI, is the distributor for the Funds.  Total Return, Managed Municipal and Strategy each pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of 0.25% of average daily net assets.  North American’s ISI Class A Shares and ISI Class C Shares pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rates of 0.40% and 1.00% (which may include up to 0.25% for shareholder servicing fees for each class) of their average daily net assets, respectively.

During the year ended October 31, 2009, ISI Group earned commissions on sales of ISI Shares of Total Return, Managed Municipal and Strategy of $10,814, $24,001 and $3,760, respectively, and earned commissions of $17,776 on sales of ISI Class A Shares of North American.  ISI Group retained $16,443 of contingent deferred sales charges on redemptions of ISI Class C Shares of North American during the year ended October 31, 2009.

Ultimus Fund Solutions, LLC (“Ultimus”) is the administrator and fund accountant for the Funds pursuant to the terms of a Mutual Fund Services Agreement.   Ultimus supplies internal regulatory compliance services and executive and administrative services.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. Ultimus also calculates the net asset value per share of each Fund and provides information necessary to prepare the Funds’ financial statements and tax returns.  For the performance of these services, the Funds pay Ultimus a fee at the annual rate of 0.10% of the combined average value of their daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion, and 0.06% of such assets in excess of $1 billion, subject to an annual minimum fee of $500,000.  This fee is allocated among the Funds based on the relative net assets of each Fund.

Ultimus also maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.    For these services, Ultimus receives a monthly fee from each Fund at an annual rate of $20 for each direct account and $15 for certain

54

ISI Funds

Notes to Financial Statements (continued)

accounts established through financial intermediaries; provided, however, that the minimum monthly fee is $1,000 with respect to each Fund.  In addition, the Funds reimburse Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies.

EJV Financial Services, LLC (“EJV”) provides certain compliance services to the Funds.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Funds, is also a principal of EJV Financial Services, LLC. The Funds pay EJV $18,750 quarterly for providing CCO services. In addition, the Funds reimburse EJV for any reasonable out-of-pocket expenses relating to these compliance services.

Note 3 – Federal Income Tax

The Funds may periodically make reclassifications among certain capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with Federal tax regulations, which may differ from GAAP.  These book/tax differences may be either temporary or permanent in nature.  To the extent they are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arose.  The reclassifications have no impact on the net assets or net asset value per share of the Funds.

The Funds determine their net investment income and capital gain distributions in accordance with income tax regulations, which may differ from GAAP.

During the year ended October 31, 2009, North American reduced accumulated net realized gains by $1,093,099 and increased undistributed net investment income. Strategy reclassified $9,640 of undistributed income to paid-in capital.

During the years ended October 31, 2009 and October 31, 2008, the tax character of distributions paid by each of the Funds was as follows:

	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gains		Return of Capital
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

Total Return	$4,133,512	$3,921,060	$—	$—	$—	$475,038	$—	$—
Managed Municipal	17,145	94,841	2,661,596	3,241,083	124,276	287,105	—	—
North American	7,368,367	5,382,558	—	—	283,448	1,269,300	—	649,421
Strategy	604,469	809,371	—	—	—	4,217,677	—	—

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2006 through October 31, 2009) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

55

ISI Funds

Notes to Financial Statements (continued)

As of October 31, 2009, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Total Return	Managed Municipal	North American	Strategy
Undistributed ordinary income	$1,359,088	$109,168	$231,246	$10,950
Undistributed tax-exempt income	—	702	—	—
Undistributed long-term capital gains	3,373,577	344,913	1,838,430	—
Capital loss carryforwards	—	—	—	(5,066,319)
Net unrealized appreciation (depreciation)	214,386	3,471,956	(2,174,838)	617,061
Other temporary differences	(95,903)	(108,983)	(231,246)	—
Total	$4,851,148	$3,817,756	$(336,408)	$(4,438,308)

As of October 31, 2009, Strategy had capital loss carryforwards of $5,066,319, of which $989,548 expires October 31, 2016 and $4,076,771 expires October 31, 2017. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Strategy is due to certain timing differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2009 were as follows:
	Non-US Government Obligations		US Government Obligations
	Purchases	Sales	Purchases	Sales
Total Return	$—	$—	$95,839,251	$122,112,119
Managed Municipal	27,564,969	7,806,800	—	—
North American	27,610,121	23,428,374	129,403,559	141,542,875
Strategy	17,783,401	17,169,537	9,065,535	11,834,895

Note 5 – Market and Credit Risk

North American invests in Canadian and Mexican government securities.  Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities.  An investment in Canada or Mexico may be affected by developments unique to those countries.  These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner.  In addition, the value of bonds issued by non-U.S. governments may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities.

56

ISI Funds

Notes to Financial Statements (continued)

Note 6 – Contractual Obligations

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications.  Each Fund’s maximum exposure under these arrangements is unknown.  However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and believe the risk of loss thereunder to be remote.

Note 7 – Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (the “Codification”) as the source of authoritative accounting principles recognized by FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  All guidance contained in the Codification carries an equal level of authority.  The Codification supersedes all existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification has become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore, the Funds have adopted SFAS 168 with these financial statements.  Management has evaluated this new pronouncement, and has  determined that it does not have a material impact on the determination or reporting of these financial statements.

Note 8 – Subsequent Events

GAAP requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, GAAP requires the Funds to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on December 29, 2009 and has noted no such events.

57

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of Total Return U.S. Treasury Fund, Inc.,
Managed Municipal Fund, Inc., North American Government Bond Fund, Inc.,
and ISI Strategy Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended October 31, 2005 were audited by other auditors whose report dated December 23, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 29, 2009

58

Fund Directors and Officers (Unaudited)

Name and Age	Length of Time Served	Business Experience During the Past Five Years	Other Directorships Held By Director
Independent Directors
W. Murray Jacques (age 73)	since 2002	President, WMJ Consulting, LLC (real estate investment management company).	None
Louis E. Levy (age 77)	since 1994
Retired Partner, KPMG Peat Marwick (retired 1990); Formerly a Director of Kimberly-Clark Corp. (personal consumer products) (retired 2001), Household International, Inc. (consumer finance) (retired 2004), and Scudder Group of Mutual Funds (retired 2005).
None
Edward A. Kuczmarski (age 60)	since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm).	Director or Trustee of 12 funds in the Reich & Tang Fund Complex; Trustee of Empire Builder Tax Free Bond Fund.
Interested Director
R. Alan Medaugh* (age 66) President and Director	President since 1991; Director since 2007
President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to present). Director, International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).
None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the Investment Company Act of 1940, because he is President of ISI and a Director of ISI Group.

59

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers
Nancy Lazar (age 52) Vice President	since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment, Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).

Thomas D. Stevens* (age 60) Vice President	since 1997	Chairman and President, Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (March 2002 to present).
Carrie L. Butler (age 42) Vice President	since 1991	Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (2000 to present).
Edward J. Veilleux (age 66) Vice President and Chief Compliance Officer	since 1992	President, EJV Financial Services, LLC (2002 to present); Officer of various investment companies for which EJV Financial Services provides consulting and compliance services.
Stephen V. Killorin (age 56) Vice President	since 2002
Executive Managing Director and Chief Financial Officer, International Strategy & Investment, Inc. (registered investment advisor) (December 2000 to present); Executive Managing Director and Chief Financial Officer, International Strategy & Investment Group, Inc. (registered broker-dealer) (December 2000 to present).

Margaret M. Beeler (age 42) Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (July 2004 to present).
Mark J. Seger (age 47) Treasurer	since 2008	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributions, LLC.
Heena Dhruv (age 33) Assistant Vice President	since 2005
Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (July 2005 to present), Associate Managing Director, International Strategy & Investment, Inc. (January 2003 to July 2005).

*	Thomas D. Stevens is an officer for only the ISI Strategy Fund.

60

Notice to Shareholders (Unaudited)

Proxy Voting Policies and Procedures
A description of the policies and procedures that Strategy uses to determine how to vote proxies relating to securities held in Strategy’s portfolio is available, without charge and upon request, by calling (800) 955-7175. Information regarding how Strategy voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Notice for ISI Mutual Funds
Privacy Policy
The mutual funds in the ISI Fund Complex believe that your privacy is extremely important.  We are firmly committed to protecting any personal or financial information you provide to us as well as information about your transactions with us, such as transaction amounts, account balance and account holdings (“Personal Information”).  We use Personal Information only to develop and deliver products and services that you request and to fulfill any applicable legal and regulatory requirements.  We do not disclose Personal Information about you or our former customers except to our affiliates and service providers.  We require our employees, affiliates and service providers to maintain appropriate safeguards to ensure the security of your non-public information.

Limits of Use of Personal Information
We limit the use, collection and retention of customer information to what is necessary to provide personal financial services and related products.  We have security practices and procedures in place to ensure the confidentiality and security of your Personal Information.

Accuracy of Personal Information
We strive to keep your personal and financial information accurate.  If our records are incorrect or out-of-date, please notify us immediately by contacting the Service Center listed on your account statement.

Change to Our Policies
If you have any privacy or security questions, please contact us at 800-882-8585.  We may, at our discretion, change this Privacy Policy at any time.  If we make material changes to the policy, we will provide you with notice of these changes.

61

Investment Advisory Agreement Approval (Unaudited)

At a Board meeting held on September 16, 2009, the Board, including the Independent Directors voting separately, unanimously approved the continuance of the Investment Advisory Agreement between ISI and each of the Funds as well as the Sub-Advisory Agreement between ISI and the Sub-Advisor with respect to Strategy.  In evaluating the Investment Advisory Agreements and the Sub-Advisory Agreement, the Board reviewed materials furnished by ISI and the Sub-Advisor.  Specifically, the Board considered: (1) the nature, extent and quality of the services provided to the Funds by ISI and the Sub-Advisor, including information on the investment performance of the Funds; (2) the total expense ratio of each Fund compared to its relevant peer group; (3) the investment advisory fee schedule for each Fund; (4) the cost of the services provided and profitability to ISI and the Sub-Advisor with respect to their relationship with the Fund(s); (5) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fees reflect these economies of scale for the benefit of shareholders of each Fund; and (6) other benefits received by ISI and the Sub-Advisor from their relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES. The Directors reviewed information provided by ISI which included statistics on each Fund’s performance, the performance of its peers, its portfolio structure and purchase and sales activity.  The Board noted that senior management of ISI provides the Board, on a quarterly basis, detailed information about its management approach with respect to each Fund, recent economic statistics and reports and its general economic outlook.  With respect to Strategy, the Board noted that, under the Sub-Advisory Agreement, the Sub-Advisor manages the equity portfolio of Strategy and the Sub-Advisor had presented the Board with detailed information about its operations and investment process. The Board also considered the background and quality of the investment management team of ISI and the Sub-Advisor.

•
Total Return. The Board reviewed information comparing the Fund’s performance to the returns of relevant indices for selected periods ended July 31, 2009.  The Board noted that the Fund’s return of 8.41% during the one-year period compared favorably to the 6.46% return by the Barclays U.S. Treasury Total Return Index and the 7.41% return of the Lipper General U.S. Treasury Funds Average. The Board compared the Fund’s returns with its benchmarks and peers over longer-term periods and concluded that the results achieved by Total Return demonstrate a consistent pattern of favorable performance.

•
Managed Municipal.   The Board reviewed the Fund’s performance for selected periods ended July 31, 2009 against the returns of the Barclays State General Obligation Index and the averages of its Lipper and Morningstar peers.   The Board noted that the Fund’s benchmark index and peer groups do not provide a precise comparison since they include investment grade bonds of varying credit quality, while the Fund’s portfolio as of July 31, 2009 consisted exclusively of

62

Investment Advisory Agreement Approval (Unaudited) (continued)

municipal securities rated AAA (83%) or AA (17%). The Board was advised that the wide spreads between AAA and BBB-rated municipal bonds reflect doubt about the average issue’s budget discipline and revenue quality and ISI believes this skepticism is warranted.  The Board noted that the Fund placed in the top 6% of the Lipper General Municipal Debt Fund category and in the top quartile of its Morningstar category for the one-year period ended July 31, 2009 and concluded that the Fund performed in line with expectations.

•
North American. The Board noted that the Fund’s investment objective is to provide high current income consistent with investments in fixed-income securities issued or guaranteed by governments in North America and they examined its performance against the performance of the blended North American Index for selected periods.  The Board found that the Fund’s one-year return (4.05%) compared favorably with the 3.44% return by the blended North American Index and its returns for longer periods were in line with the Index results.  The Board considered the positioning of the currency and the maturity mix in the Fund’s portfolio and was advised that the Fund’s low Mexican exposure and low duration helped it to achieve good performance results during the past year.  The Board compared the Fund’s performance with the results of its Lipper and Morningstar averages and noted that the Lipper universe is limited to U.S. Government securities and the Morningstar universe is representative of the general bond market and they do not reflect a bias towards prudent investment in North American government bonds.

•
Strategy.    The Board discussed the means by which the Fund’s equity and bond holdings are allocated and noted that as of July 31, 2009, the Fund held approximately 85% of its portfolio in equities and 15% in bonds.  The Board was advised that the Fund’s equity position is the highest since the Fund’s inception and the high equity weighting is predominately attributable to the increase in equity valuations, but reflects ISI’s conviction that the present yield advantage lies with stocks over Treasuries.  The Board reviewed the performance of the equity section and the bond section of the Fund’s portfolio for selected periods ended July 31, 2009 and compared such performance with the performance of its blended 80% Wilshire 5000/20% Barclays Treasury Index.  The Board found that the Fund performed slightly below the average of the blended Index during the one-year period and the period since its inception, but performed above average for the three-year period.  The Board also reviewed information comparing the Fund’s relative performance against its peer groups for periods ended July 31, 2009.  It found that the Fund fell below the average of the Lipper Flexible Portfolio and above the average of the Lipper Multi-Cap Core Funds during all of the reported periods.  The Board further noted that the Fund placed in the top 20% of the Morningstar large blend universe during all of the reported periods.    The Board concluded that the Fund performed in line with expectations.

63

Investment Advisory Agreement Approval (Unaudited) (continued)

The Board determined that ISI and the Sub-Advisor have demonstrated consistency in their investment approach and each provides an extensive array of ancillary services to the Funds in the areas of oversight and administration.  Based upon the above information, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by ISI and the Sub-Advisor.

INVESTMENT ADVISORY FEE SCHEDULES FOR EACH FUND.  The Board considered the investment advisory fees paid by each Fund to ISI.  The Board noted that the sub-advisory fee for Strategy is paid by ISI and not the Fund.  The Board concluded that the fee schedules under the Investment Advisory Agreements provide fair compensation to ISI in light of the nature, extent and quality of the services being provided to the Funds and the performance of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY.   The Board reviewed the costs associated with ISI’s portfolio management, research and corporate governance and considered the profitability of ISI from the advisory and ancillary services provided to the Funds.  The Board was advised by ISI of the methodology it used to assign its costs associated with the portfolio management, research and corporate governance services provided to the Funds.  The Board was also provided with a report from the Sub-Advisor showing its profitability with respect to its management of Strategy and the methodology used by the Sub-Advisor to prepare its profitability analysis.  The Board also was advised that lower revenues and higher expenses caused ISI to attain a considerably lower profit margin this year than during the past year.   The Board considered that the profitability of ISI is vital towards retaining qualified investment professionals and administrative personnel necessary for the Funds’ portfolio management, compliance and operational processes.  The Board concluded that the profitability of ISI derived from its relationship with the Funds was fair and reasonable.

EXPENSE RATIOS AND ECONOMIES OF SCALE.   The Board discussed economy of scale considerations and the expense ratios of the Funds.  The Board noted that the investment advisory fees for Managed Municipal, North American and Strategy do not contain breakpoints and considered the extent to which economies of scale would be realized as the Funds grow.  The Board concluded that due to the declining asset levels in each of these Funds except North American, economy of scale considerations were not relevant at this time.  The Board also reviewed information which compared each Fund’s expense ratio as of July 31, 2009 with the average of comparably managed funds and made the following determinations:

•	Total Return. The Board found that Total Return’s 0.80% expense ratio was below the 0.94% average of comparably managed funds.

•
Managed Municipal.  The Board found that Managed Municipal’s 0.97% expense ratio was slightly above the 0.96% average of comparably managed funds, but noted that its asset size ($93 million) is well below the size of the average municipal bond fund ($213 million).

64

Investment Advisory Agreement Approval (Unaudited) (continued)

•
North American.  The Board found that the 1.15% expense ratio for North American’s Class A shares is above the 1.08% average for other government bond funds.  The Board noted, however, that there are no other mutual funds that invest exclusively in North American bonds that can be used for comparative purposes at this time.

•	Strategy. The Board found that Strategy’s expense ratio as of July 31, 2009 was 1.13%, which is below the 1.17% average for comparably managed funds.

The Board concluded that the current advisory fees are reasonable in light of the services provided to the Funds.

OTHER BENEFITS REVIEWED. The Board considered the fact that ISI Group, an affiliate of ISI, serves as the distributor of the Funds. The Board reviewed the costs and profitability of ISI Group in rendering distribution services to each of the Funds and noted that ISI Group operates at a loss with respect to distribution services provided to the Funds.  The Board also considered other benefits received by ISI from its relationship with the Funds.  It noted that ISI benefits from the shared costs of its two primary lines of business, but that ISI’s profit margins are considerably higher for its institutional line of business than from its mutual fund business.  The Board considered the benefits received by the Sub-Advisor from its relationship with Strategy and concluded that the Sub-Advisor’s profitability from its relationship with Strategy (including fall-out benefits) was fair and reasonable.

65

ent
Louis E. Levy Chairman W. Murray Jacques Director Edward A. Kuczmarski Director R. Alan Medaugh President Director Nancy Lazar Vice President Carrie L. Butler Vice President
Edward J. Veilleux
Vice President
Chief Compliance Officer

Thomas D. Stevens*
Vice President

Stephen V. Killorin
Vice President

Margaret M. Beeler
Vice President
Secretary

Mark J. Seger
Treasurer

Edward S. Hyman
Senior Economic Advisor

*   Thomas D. Stevens is an officer for only the ISI Strategy Fund.

Investment Advisor
ISI, Inc. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175
Shareholder Servicing Agent
Ultimus Fund Solutions, LLC P.O. Box 460707 Cincinnati, OH 45246-0707
Distributor
ISI Group, Inc. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Louis E. Levy.  Mr. Levy is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,500 and $19,500 with respect to the registrant’s fiscal years ended October 31, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended October 31, 2009 and 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2009 and 2008, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   North American Government Bond Fund, Inc.

By (Signature and Title)*	/s/ R. Alan Medaugh
R. Alan Meduagh, President

Date          December xx, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Date          December xx, 2009

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date _        December xx, 2009

* Print the name and title of each signing officer under his or her signature.